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UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-2910

Mosaic Government Money Market Trust
(Exact name of registrant as specified in charter)

550 Science Drive, Madison, WI  53711
(Address of principal executive offices)(Zip code)

W. Richard Mason
Madison/Mosaic Legal and Compliance Department
8777 N. Gainey Center Drive, Suite 220
Scottsdale, AZ  85258
(Name and address of agent for service)

Registrant's telephone number, including area code:  608-274-0300

Date of fiscal year end:  September 30

Date of reporting period:  September 30, 2003

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspoection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC  20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. s 3507.

Item 1.  Report to Shareholders.

ANNUAL REPORT

September 30, 2003

Mosaic Government Money Market

Mosaic Funds
www.mosaicfunds.com

Contents

Letter to Shareholders

The twelve-month period ended September 30, 2003 saw the seven-day yield of Government Money Market slip from 0.81% to 0.41%, as short-term rates continued to flirt with historic lows. Over the course of this one-year period, the Federal Reserve Board lowered rates twice, most recently a 0.25% cut on June 25, 2003. Money market rates and the Federal Funds rate are closely linked, with Fed rate moves rapidly reflected in the yield of money market funds. Despite the recent signs of better economic growth, the Fed appears in no hurry to raise rates and risk dampening the recovery. Given the low current level of inflation and ample manufacturing capacity, they appear to have some time. No matter the measure, the rate of inflation is about 1.3% to 1.5% on a year-over-year basis.

Market Overview

Expectations of economic expansion were in the air at the beginning of the one-year period ended September 30, 2003, but only more recently did indicators begin confirming these predictions. By the end of September, 2003, consumer sentiment was improving, manufacturing and non-manufacturing activities were demonstrating expansion, and capital spending was growing. Corporate profit growth continued to improve through the period. A continued recovery in corporate profits is a precursor to sustained business capital spending and new job creation.

Record fiscal and monetary stimulus appeared to be driving the recovery. However, increased Federal spending and tax cuts have led to a large Federal budget deficit. And while these stimulative measures promote economic growth, left too long they could rekindle inflation, leading to higher interest rates. Recent weakness in the U.S. dollar is also problematic. Foreign investors, particularly in Japan and China, have been willing lenders to the U.S. to finance our large deficits. Should dollar weakness persist, attracting foreign capital may require higher interest rates.

Outlook

The condition of the labor market is vital to the economic recovery, Fed policy, politicians, and the markets. Most labor market readings remain weak, but should begin to firm in coming months. The labor market lags the economic cycle, with employers slow to trim payrolls heading into a recession, and slow to hire in the early stages of an expansion. So far, companies have been able to meet rising demand through longer hours and better use of productive capacity. However, cost-cutting has about run its course, and employers will increasingly need to add workers to meet rising demand.

Looking forward, despite the third quarter’s jump in rates, long-term yields remain lower than they were last year when economic prospects were more tenuous. Our outlook is for continued economic improvement, fueled by record monetary and fiscal stimulus and a gradually improving labor market. Although the interest rate environment is always subject to unexpected change, we think the most likely scenario over the upcoming months is for longer maturity rates to continue their ascent from current levels, while very short interest rates remain stable.

Sincerely,

(signature)

Christopher C. Berberet, CFA
Vice President

Independent Auditors’ Report

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF MOSAIC GOVERNMENT MONEY MARKET

We have audited the accompanying statement of net assets of Mosaic Government Money Market (the "Fund") as of September 30, 2003, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2003, by correspondence with the Fund’s custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Mosaic Government Money Market as of September 30, 2003, the result of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

(signature)

Chicago, Illinois
November 11, 2003

Statement of Net Assets
	PRINCIPAL AMOUNT	VALUE
U.S. GOVERNMENT AGENCY OBLIGATIONS: 99.3% of net assets
Freddie Mac, 1.01%, 10/16/03	$1,250,000	$1,249,496
Freddie Mac, 0.89%, 10/20/03	2,000,000	1,999,076
Freddie Mac, 0.90%, 10/28/03	2,250,000	2,248,492
Freddie Mac, 1.01%, 10/29/03	1,750,000	1,748,658
Freddie Mac, 1.06%, 11/13/03	2,000,000	1,997,478
Freddie Mac, 1.03%, 11/20/03	1,750,000	1,747,496
Freddie Mac, 1.08%, 11/26/03	2,000,000	1,996,656
Freddie Mac, 1.07%, 12/4/03	2,000,000	1,996,190
Freddie Mac, 1.04%, 12/18/03	2,000,000	1,995,469
Fannie Mae, 0.99%, 10/1/03	1,750,000	1,750,000
Fannie Mae, 1.05%, 10/8/03	2,250,000	2,249,525
Fannie Mae, 1.03%, 10/15/03	1,250,000	1,249,525
Fannie Mae, 1.05%, 10/22/03	1,750,000	1,748,959
Fannie Mae, 1.05%, 10/29/03	2,000,000	1,998,367
Fannie Mae, 1.06%, 11/5/03	2,000,000	1,997,965
Fannie Mae, 1.07%, 11/19/03	2,500,000	2,496,417
Fannie Mae, 1.05%, 12/10/03	2,000,000	1,995,904
Fannie Mae, 1.04%, 12/17/03	2,500,000	2,494,409
Fannie Mae, 1.05%, 12/24/03	$2,000,000	$1,995,098
Fannie Mae, 1.06%, 1/20/04	2,000,000	1,993,464
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $38,948,644)		$38,948,644
REPURCHASE AGREEMENT: 1.0% of net assets
With Morgan Stanley and Company issued 9/30/03 at 0.65%, due 10/1/03, collateralized by $407,091 in United States Treasury Notes due 8/15/19. Proceeds at maturity are $399,007 (Cost $399,000).		399,000
TOTAL INVESTMENTS: (Cost $39,347,644)+		$39,347,644
CASH AND RECEIVABLES LESS LIABILITIES: (0.3)% of net assets		(116,520)
NET ASSETS: 100%		$39,231,124
CAPITAL SHARES OUTSTANDING		39,231,206
NET ASSET VALUE PER SHARE		$1.00

Notes to Statement of Net Assets:

+ Aggregate cost for federal income tax purposes as of September 30, 2003

Statement of Operations

For the year ended September 30, 2003
INVESTMENT INCOME (Note 1)
Interest income	$495,798
EXPENSES (Notes 3 and 4)
Investment advisory fees	196,268
Service agreement fees	149,465
Expenses waived	(79,760)
Total expenses	265,973
NET INVESTMENT INCOME	$229,825
TOTAL INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$229,825

Statements of Changes in Net Assets
	Year Ended September 30, 2003	Year Ended September 30, 2002
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS
Net investment income	$ 229,825	$ 415,996
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(229,825)	(415,996)
CAPITAL SHARE TRANSACTIONS (Note 5)	920,052	(4,101,474)
TOTAL INCREASE (DECREASE) IN NET ASSETS	920,052	(4,101,474)
NET ASSETS
Beginning of year	$38,311,072	$42,412,546
End of year	$39,231,124	$38,311,072

Financial Highlights

Selected data for a share outstanding for the periods indicated.

	Year Ended September 30,
	2003	2002	2001	2000	1999
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.01	0.01	0.04	0.05	0.04
Less distributions from net investment income	(0.01)`	(0.01)	(0.04)	(0.05)	(0.04)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return (%)	0.59	1.02	4.30	5.24	4.19
Ratios and supplemental data
Net assets, end of period (thousands)	$39,231	$38,311	$42,413	$42,050	$43,345
Ratio of expenses to average net assets before fee waiver (%)	0.88	0.88	0.88	0.88	0.88
Ratio of expenses to average net assets after fee waiver1 (%)	0.68	.--	.--	.--	.--
Ratio of net investment income to average net assets before fee waiver (%)	0.38	1.02	4.21	5.13	4.11
Ratio of net investment income to average net assets after fee waiver1 (%)	0.58	.--	.--	.--	.--

1  See Note 3 to the Financial Statements.

Notes to Financial Statements

For the year ended September 30, 2003

1. Summary of Significant Accounting Policies. Mosaic Government Money Market (the "Fund") is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as an open-end, diversified investment management company. The Fund invests solely in securities issued by the U.S. Government or any of its agencies or instrumentalities or in repurchase agreements backed by such securities. Because the Fund is 100% no-load, its shares are offered and redeemed at the net asset value per share.

Securities Valuation: The Fund uses the amortized cost method of valuation whereby portfolio securities are valued at acquisition cost as adjusted for amortization of premium or accretion of discount.

Investment Transactions: Investment transactions are recorded on a trade date basis. The cost of investments sold is determined on the identified cost basis for financial statement and federal income tax purposes.

Investment Income: Interest income is recorded on an accrual basis. Bond premium is amortized and original issue discount and market discount are accreted over the expected life of each applicable security using the effective interest method.

Distribution of Income: Net investment income, determined as gross investment income less total expenses, is declared as a dividend each business day. Dividends are distributed to shareholders or reinvested in additional shares as of the close of business at the end of each month. Distributions paid during the years ended September 30, 2003 and 2002 were identical for book purposes and tax purposes.

Income Tax: No provision is made for Federal income taxes since it is the intention of the Fund to comply with the provisions of the Internal Revenue Code available to investment companies and to make the requisite distribution to shareholders of taxable income which will be sufficient to relieve it from all or substantially all Federal income taxes.

Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions. Such estimates affect the reported amounts of assets and liabilities and reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Investment in Repurchase Agreements. When the Fund purchases securities under agreements to resell, the securities are held in safekeeping by the Fund’s custodian bank as collateral. Should the market value of the securities purchased under such an agreement decrease below the principal amount to be received at the termination of the agreement plus accrued interest, the counterparty is required to place an equivalent amount of additional securities in safe-keeping with the Fund’s custodian bank. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having Advisory and Services Agreements with the same advisor, transfers uninvested cash balances into a joint trading account. The aggregate balance in this joint trading account is invested in one or more consolidated repurchase agreements whose underlying securities are U.S. Treasury or federal agency obligations. The Fund has approximately a 2.0% interest in the consolidated repurchase agreement of $19,805,000 collateralized by $20,206,678 in United States Treasury Notes. Proceeds at maturity are $19,805,358.

3. Investment Advisory Fee and Other Transactions with Affiliates. The Investment Advisor to the Fund, Madison Mosaic, LLC, a wholly owned subsidiary of Madison Investment Advisors, Inc. ("the Advisor"), earns an advisory fee equal to 0.5% per annum of the average net assets of the Fund. The fee is accrued daily and paid monthly. Effective December 9, 2002, the Advisor irrevocably waived 0.25% of this fee for the Fund totaling $79,760 for the year ended September 30, 2003. This waiver may end at any time.

The Advisor will reimburse the Fund for the amount of any expenses of the Fund (less certain expenses) that exceed 1.5% per annum of the average net assets of the Fund up to $40 million and 1% per annum of such amount in excess of $40 million. No amounts were reimbursed to the Fund by the Advisor for the year ended September 30, 2003.

4. Service Agreement Fees. Under a separate Services Agreement, the Advisor will provide or arrange for the Fund to have all other necessary operational and support services for a fee based on a percentage (0.38%) of average net assets. The fee is accrued daily and paid monthly.

The Advisor is responsible for the fees and expenses of Trustees who are affiliated with the Advisor and for certain promotional expenses.

5. Capital Share Transactions. An unlimited number of capital shares, without par value, are authorized. Transactions in capital shares (in dollars and shares) were as follows:

	Year Ended September 30,
	2003	2002
Shares sold	$17,610,441	$15,456,441
Shares issued in reinvestment of dividends	222,324	401,013
Total shares issued	17,832,765	15,857,454
Shares redeemed	(16,912,713)	(19,958,928)
Net increase (decrease)	$920,052	$(4,101,474)

Management Information
Independent Trustees
Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held
Philip E. Blake 550 Science Drive Madison, WI 53711 Born 11/07/1944	Trustee	Indefinite Term since May 2001	Retired investor; formerly publisher of Madison’s Wisconsin State Journal newspaper.	All 13 Mosaic Funds	Madison Newspapers, Inc. of Madison, WI
James R. Imhoff, Jr. 550 Science Drive Madison, WI 53711 Born 5/20/1944	Trustee	Indefinite Term since July 1996	Chairman and CEO of First Weber Group, Inc. (real estate brokers) of Madison, WI.	All 13 Mosaic Funds	None
Lorence D. Wheeler 550 Science Drive Madison, WI 53711 Born 1/31/1938	Trustee	Indefinite Term since July 1996	Retired investor; formerly Pension Specialist for CUNA Mutual Group (insurance) and President of Credit Union Benefits Services, Inc. (a provider of retirement plans and related services for credit union employees nationwide).	All 13 Mosaic Funds	None
Interested Trustees*
Frank E. Burgess 550 Science Drive Madison, WI 53711 Born 8/04/1942	Trustee and Vice President	Indefinite Terms since July 1996	Founder, President and Director of Madison Investment Advisors, Inc.	All 13 Mosaic Funds	None
Katherine L. Frank 550 Science Drive Madison, WI 53711 Born 11/27/1960	Trustee and President	Indefinite Terms President since July 1996, Trustee since May 2001	Principal and Vice President of Madison Investment Advisors, Inc. and President of Madison Mosaic, LLC	All 13 Mosaic Funds, but does not serve as Trustee of Mosaic Equity Trust	None
Officers*
Jay R. Sekelsky 550 Science Drive Madison, WI 53711 Born 9/14/1959	Vice President	Indefinite Term since July 1996	Principal and Vice President of Madison Investment Advisors, Inc. and Vice President of Madison Mosaic, LLC	All 13 Mosaic Funds	None
Christopher Berberet 550 Science Drive Madison, WI 53711 Born 7/31/1959	Vice President	Indefinite Term since July 1996	Principal and Vice President of Madison Investment Advisors, Inc. and Vice President of Madison Mosaic, LLC	All 13 Mosaic Funds	None
W. Richard Mason 8777 N. Gainey Center Drive, #220 Scottsdale, AZ 85258 Born 5/13/1960	Secretary and General Counsel	Indefinite Terms since November 1992	Principal of Mosaic Funds Distributor, LLC; General Counsel for Madison Investment Advisors, Madison Scottsdale, LC and Madison Mosaic, LLC	All 13 Mosaic Funds	None
Greg Hoppe 550 Science Drive Madison, WI 53711 Born 4/28/1969	Chief Financial Officer	Indefinite Term since August 1999	Vice President of Madison Mosaic, LLC; formerly CFO of Amcore Bank-South Central and auditor for McGladrey & Pullen accounting firm.	All 13 Mosaic Funds	None

*All interested Trustees and Officers of the Trust are employees and/or owners of Madison Investment Advisors, Inc. Since Madison Investment Advisors, Inc. serves as the investment advisor to the Trust, each of these individuals is considered an "interested person" of the Trust as the term is defined in the Investment Company Act of 1940.

The Statement of Additional Information contains more information about the Trustees and is available upon request. To request a free copy, call Mosaic Funds at 1-800-368-3195.

Proxy Voting Information. The Trust adopted policies that provide guidance and set forth parameters for the voting of proxies relating to securities held in the Fund’s portfolios. These policies are available to you upon request and free of charge by writing to Mosaic Funds, 550 Science Drive, Madison, WI 53711 or by calling toll-free at 1-800-368-3195. Beginning next year, the Trust’s proxy voting policies may also be obtained by visiting the Securities and Exchange Commission web site at www.sec.gov. The Trust will respond to shareholder requests for copies of our policies within two business days of request by first-class mail or other means designed to ensure prompt delivery.

Change of Independent Auditors. In October 2003, the Board of Trustees decided that, effective for the fiscal year beginning October 1, 2003, for matters relating to such fiscal years, the firm of Grant Thornton, LLP shall serve as the certifying accountant for the Trust, replacing Deloitte & Touche LLP at the conclusion of its engagement certifying the financial statements for the Trust’s fiscal year ended September 30, 2003 and attendant matters related to fiscal years ended prior to September 30, 2004. For the Trust’s last two fiscal years, Deloitte & Touche LLP has not issued to the Trust an adverse opinion or a disclaimer of opinion, or qualified or modified an opinion as to uncertainty, audit scope, or accounting principles. There has been no disagreement with Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Deloitte & Touche LLP, would have caused it to make reference to the subject matter of the disagreement in connection with its report. There have been no events listed in paragraphs (a)(1)(v)(A) through (D) of 17 CFR 229.304(a)(1).

The Mosaic Family of Mutual Funds

Mosaic Equity Trust
Mosaic Investors Fund
Mosaic Balanced Fund
Mosaic Mid-Cap Fund
Mosaic Foresight Fund

Mosaic Income Trust
Mosaic Government Fund
Mosaic Intermediate Income Fund
Mosaic Institutional Bond Fund

Mosaic Tax-Free Trust
Mosaic Arizona Tax-Free Fund
Mosaic Missouri Tax-Free Fund
Mosaic Virginia Tax-Free Fund
Mosaic Tax-Free National Fund

Mosaic Government Money Market

For more complete information on any Mosaic fund, including charges and expenses, request a prospectus by calling 1-800-368-3195. Read it carefully before you invest or send money. This document does not constitute an offering by the distributor in any jurisdiction in which such offering may not be lawfully made. Mosaic Funds Distributor, LLC.

TRANSER AGENT
Mosaic Funds
c/o US Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

TELEPHONE NUMBERS
Shareholder Service
Toll-free nationwide: 888-670-3600

Mosaic Tiles (24 hour automated information)
Toll-free nationwide: 800-336-3600

550 Science Drive
Madison, Wisconsin 53711

Mosaic Funds
www.mosaicfunds.com

SEC File Number 811-2910

Item 2. Code of Ethics.

The Trust has adopted a code of ethics that applies to the Trust’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions, regardless of whether these individuals are employed by the Trust or a third party. The code was first adopted during the period covered by this report and was not subsequently amended. The Trust granted no waivers from the code during the period covered by this report. Any person may obtain a complete copy of the code without charge by calling Mosaic Funds at 800-368-3195 and requesting a copy of the Mosaic Funds Sarbanes Oxley Code of Ethics.

Item 3. Audit Committee Financial Expert.

At a meeting held during the period covered by this report, The Trust’s Board of Trustees elected Philip Blake, an “independent” Trustee and a member of the Trust’s audit committee, to serve as the Trust’s audit committee financial expert among the three Mosaic independent Trustees who so qualify to serve in that capacity.

Item 4. Principal Accountant Fees and Services.

(a) Note that audit fees are paid pursuant to the Services Agreement between the Trust and Madison Mosaic, LLC and are not paid directly to the accountants.  Total audit fees paid to the registrant's principal accountant for the fiscal years ended September 30, 2002 and 2003, respectively, out of the Services Agreement fees collected from all Mosaic Funds were $98,900 and $92,500.  Of these amounts, approximately $6,400 and $7,000, respectively, was attributable to the registrant and the remainder attributable to audit services provided to other Mosaic Funds registrants.

(b) Not applicable.

(c) Not applicable.

(d) Not applicable.

(e) (1) Before any accountant is engaged by the registrant to render audit or non-audit services, the engagement must be approved by the audit committee as contemplated by paragraph (c)(7)(i)(A) of Rule 2-01of Regulation S-X.

     (2) Not applicable.

(f) Not applicable.

(g) Not applicable.

(h) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. [Reserved]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. [Reserved]

Item 9. Controls and Procedures.

Trust’s principal executive officer and principal financial officer determined that the Trust’s disclosure controls and procedures are effective, based on their evaluation of these controls and procedures within 90 days of the date of this report. There were no significant changes in the Trust’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation. The officers identified no significant deficiencies or material weaknesses.

Item 10. Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Mosaic Government Money Market Trust

By: (signature)

W. Richard Mason, Secretary

Date: November 12, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: (signature)

Katherine L. Frank, Chief Executive Officer

Date: November 12, 2003

By:  (signature)

Greg Hoppe, Chief Financial Officer

Date: November 12, 2003